UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 5, 2018

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company issued a press release on February 5, 2018 (the “Press Release”) announcing results of operations for the Company for the quarter ended December 31, 2017 and such Press Release is furnished as Exhibit 99.1 hereto.

On February 5, 2018, the Company made available on its website a financial supplement containing financial and operating information of the Company (“Supplemental Financial Information”) for the three and twelve months ended December 31, 2017 and such Supplemental Financial Information is furnished as Exhibit 99.2 hereto.

The Press Release and Supplemental Financial Information included as exhibits with this report are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 7.01	REGULATION FD DISCLOSURE.

The Press Release and Supplemental Financial Information included as exhibits with this report are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a), (b) and (c) Not applicable.

(d) Exhibits.

Exhibit Index attached hereto and incorporated herein by reference.

EXHIBIT INDEX

EXHIBIT NUMBER	NAME

99.1	Press Release dated February 5, 2018

99.2	Supplemental Financial Information for the three and twelve months ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

February 5, 2018 Date	/s/ THOMAS E. O’HERN Senior Executive Vice President, Chief Financial Officer and Treasurer

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